Rapid pace of anticipated milestones ARV-110 (AR PROTAC®) Initiate abiraterone combination study Share complete Phase 1 dose escalation and interim ARDENT Phase 2 data (anticipated at ASCO GU) Share completed ARDENT Phase 2 data Share interim abiraterone combination data ARV-766 (AR PROTAC®) Initiate Phase 1 Share Phase 1 data Initiate Phase 2 INDs ARV-766 BCL6 Tau Undisclosed oncology ARV-471 (ER PROTAC®) Share completed Phase 1 data (anticipated at SABCS) Initiate Phase 1b combination study with everolimus Begin early breast cancer study (neoadjuvant setting) Initiate Phase 3 studies in metastatic breast cancer (as monotherapy and in combination) VERITAC Phase 2 data Safety data from Phase 1b IBRANCE® (palbociclib) combination study data 2021 2022 INDs Four additional INDs through 2023 Exhibit 99.1